Trade and other receivables	6 Months Ended
Jun. 30, 2024
Trade and other receivables.
Trade and other receivables

18.Trade and other receivables

	June 30, 2024	December 31, 2023
Trade receivables	47,635	45,442
Deposits and prepayments	2,695	3,250
VAT refundable	4,028	3,192
Other receivables	60	19
Total	54,418	51,903

The Group does not hold any collateral over the trade receivables balances, nor is there any related financing component.

The fair values of trade and other receivables approximate to their carrying amounts as presented above as they are mostly of a short-term nature.

The exposure of the Group to credit risk and impairment losses in relation to trade and other receivables is reported in Note 28 to these interim condensed consolidated financial statements.

The amount of ECL balance in respect of trade and other receivables is 1,472 as at June 30, 2024 and is 1,431 as at December 31, 2023.